SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

SUPPLEMENT DATED AUGUST 16, 2004

TO PROSPECTUS DATED NOVEMBER 28, 2003

On August 16, 2004, shareholders of the Fund met to consider the change in the Fund’s investment objective from “high current income consistent with liquidity and safety of capital” to “maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.” While a majority of the Fund’s shares present at the meeting voted in favor of the proposal, the proposal was not approved by the holders of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), which was the vote required for approval of the proposal.

Since shareholders did not approve the proposal, the Fund’s manager will continue to manage the Fund according to its current investment objective and policies but will reconsider the Fund’s long-term viability.

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